UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 2, 2013

Date of Report

(Date of Earliest Event Reported)

RTS OIL HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

2319 Foothill Drive, Suite 160

Salt Lake City, Utah 84109

 (Address of principal executive offices)

(801) 810-4662

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective on the opening of business on July 2, 2013 (the “Effective Date”), the Company changed its name to “RTS Oil Holdings, Inc.”  A copy of the Articles of Amendment is filed as an Exhibit to this Current Report.  See Item 9.01. Our trading symbol on the OTCBB was changed to “RTSO” on the opening of business on July 2, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

3

Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

RTS OIL HOLDINGS, INC., a Utah corporation

Date:  July 2, 2013

/s/ Jeffrey T. Jensen

Jeffrey T. Jenson, Vice President